SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2006
                         NORTH FORK BANCORPORATION, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    DELAWARE                          1-10458                      36-3154608
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NUMBER)

        275 BROADHOLLOW ROAD MELVILLE, NEW YORK                 11747
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (631) 844-1004
                                 NOT APPLICABLE
                        [(FORMER NAME OR FORMER ADDRESS,
                         IF CHANGED SINCE LAST REPORT)]
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

     Pursuant to an Agreement and Plan of Merger between North Fork Bancorporation, Inc. (the "Company") and Capital One Financial Corporation ("Capital One") dated as of March 12, 2006, the Company is expected to merge into Capital One (the "Merger"), provided that the Company's shareholders approve the merger, regulatory approval is obtained and certain other conditions are satisfied. In connection with the Merger, a temporary suspension of transactions involving the Company's 401(k) Retirement Savings Plan (the "401(k) Plan" or the "Plan") is required in order to allow the Plan's recordkeeper to process consideration elections made by participants in the Plan in connection with the Merger.

     On July 26, 2006, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities in connection with the blackout period under the 401(k) Plan. The Company sent a notice to its directors and executive officers on August 28, 2006 notifying them that the commencement of the blackout period with respect to the Company's 401(k) Plan described in the July 26th Notice had been delayed. The Company sent a notice to its directors and executive officers on October 10, 2006 notifying them that the commencement of the blackout period with respect to the Company's 401(k) Plan described in the August 28th Notice had been delayed. The Company subsequently sent a notice to its directors and executive officers on October 23, 2006 notifying them that the commencement of the blackout period with respect to the Company's 401(k) Plan described in the October 10, 2006 Notice has been delayed and is now scheduled to commence on Thursday, October 26, 2006, at 2:00 p.m., Eastern Time. The blackout period has been delayed because the deadline for stockholders generally to make elections in connection with the merger between the Company and Capital One is now expected to be no earlier than November 2, 2006, and the related deadline for participants in the 401(k) Plan to make an election with respect to the Company common stock held in the Company stock fund under the 401(k) Plan is delayed until Thursday, October 26, 2006.

     The notice, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits:


EXHIBIT NO.       DESCRIPTION

99.1 Notice sent to directors and executive officers of North Fork Bancorporation on October 23, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2006

                                                 NORTH FORK BANCORPORATION, INC.

                                                 /s/  Daniel M. Healy
                                                 --------------------------
                                                 Daniel M. Healy
                                                 Executive Vice President,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1 Notice sent to directors and executive officers of North Fork Bancorporation on October 23, 2006